UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2006, Century Aluminum Company (“Century”) filed a Form 8-K to report that the Audit Committee of Century’s Board of Directors had approved a term sheet ( “Term Sheet”) setting forth the basic terms and conditions of a toll conversion agreement between Nordural ehf (“Nordural”), a wholly-owned subsidiary of Century, and Glencore AG (“Glencore”), a subsidiary of Glencore International AG. On April 30, 2007, Nordural and Glencore entered into a definitive Toll Conversion Agreement (the “Agreement”) which superceded and replaced the Term Sheet. Nordural, which Century acquired in April 2004, is an Icelandic company that owns and operates a 220,000 metric ton per year (“MTPY”) primary aluminum reduction facility located in Grundartangi, Iceland (the “Nordural Facility”). Upon completion of an ongoing expansion project, which is expected to be completed in the last quarter of 2007, the Nordural Facility’s production capacity will increase to 260,000 MTPY.

Under the Agreement, Nordural will use the additional 40,000 MTPY of expansion capacity to convert alumina supplied by Glencore into primary aluminum for a fee that will be based on the price for primary aluminum on the London Metals Exchange. Although the Agreement is effective from April 30, 2007, deliveries will run from the completion of the expansion through December 31, 2014.

The foregoing description of the Agreement is qualified in its entirety by reference to the full terms and conditions of the Agreement, which will be filed as an exhibit to Century’s Quarterly Report on Form 10-Q for the period ended June 30, 2007.

Forward-Looking Statements

The information in this Form 8-K may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	May 4, 2007	By:	/s/ ROBERT R. NIELSEN
Name: Robert R. Nielsen Title: Executive Vice President, General Counsel and Secretary